                                                                 Exhibit 4.1

TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


COMMON STOCK                                                    COMMON STOCK

PAR VALUE S                    -----------------
                                     Delco                   -------------------
                                     Remy                          SHARES
                                 INTERNATIONAL
                               -----------------
                                                             -------------------

                        DELCO REMY INTERNATIONAL, INC.        CUSIP 246626 10 5
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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THIS CERTIFIES THAT





IS THE OWNER OF

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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                        DELCO REMY INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as from time to time amended, to all of which the holder by acceptance hereof assents.

This Certifcate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers:

Countersigned and Registered:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                   (NEW YORK)

                                   Transfer Agent
                                    and Registrar
By
                               Authorized Officer
                             /s/ Thomas J. Snyder
DATED:

                                    PRESIDENT AND
                          CHIEF OPERATING OFFICER

                /s/ David E. Stoll

                               VICE PRESIDENT AND
                                       CONTROLLER

       [DELCO REMY INTERNATIONAL INC. CORPORATE 1993 SEAL APPEARS HERE]

                        DELCO REMY INTERNATIONAL, INC.

                               --------------

      The Corporation will furnish to any shareholder without charge upon request to the Transfer Agent named on the face of this certificate a full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued.

                               --------------

                  Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  -as tenants in common      UNIF GIFT MIN ACT- ____ Custodian _______
   TEN ENT  -as tenant by the entireties                 (Cust)         (Minor)
   JT TEN   -as joint tenants with right                under Uniform Gifts to
             of survivorship and not as                 Minors Act
             tenants in common                          ________________________
                                                                (State)

                  Additional abbreviations may also be used though not in the above list.


      For value received, ______________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:______________________________


                            ----------------------------------------------------
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



By
   -------------------------------------------
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15